UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2018

PRECIPIO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-36439 (Commission File Number)	91-1789357 (I.R.S. Employer Identification No.)

4 Science Park, New Haven, CT 06511

(Address of principal executive offices) (Zip Code)

(203) 787-7888

(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 8, 2018, Precipio, Inc. (the “Company”) entered into an equity purchase agreement (the “Purchase Agreement”) with Leviston Resources LLC (“Leviston”) for the purchase of up to $8,000,000 (the “Aggregate Amount”) of shares (the “Shares”) of the Company’s common stock from time to time, at the Company’s option. Any Shares offered and sold prior to February 13, 2018 will be issued pursuant to the Company’s shelf registration statement on Form S-3 (and the related prospectus) that the Company (then known as Transgenomic, Inc.), filed with the Securities and Exchange Commission (the “SEC”) and which was declared effective by the SEC on February 13, 2015 (the “S-3 Registration Statement”).

Sales of the Company’s common stock, if any, may be made in sales deemed to be “at-the-market” equity offerings as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), at a purchase price equal to 97.25% of the volume weighted average sales price of the common stock reported on the date that Leviston receives a capital call from the Company.

Leviston has agreed to purchase 721,153 shares (the “Investor Shares”) of the Company’s common stock following the close of business on February 9, 2018, subject to customary closing conditions, at a price per share of $1.04. The shares are being sold pursuant to the Shelf Registration Statement. The net proceeds to the Company from this sale are expected to be approximately $723,000.

In consideration of Leviston’s agreement to enter into the Purchase Agreement, the Company agreed to pay to Leviston a commitment fee in shares of the Company’s common stock equal in value to 5.25% of the total Aggregate Amount (the “Commitment Shares”), payable as follows: 1.75% on or before February 12, 2018; 1.75% on the third calendar day after the date on which the registration statement on Form S-1 that the Company plans to file with the SEC is declared effective by the SEC; and 1.75% on the thirtieth calendar day after the date on which such registration statement on Form S-1 is declared effective by the SEC.

The Company agreed to pay to Leviston, on each day that Leviston receives a capital call from the Company, all expenses associated with depositing, clearing, selling and mailing of the stock certificates, a fee of 0.75% of any amount purchased by Leviston. In addition the Company has agreed to reimburse $35,000 to Leviston for a documentation fee for preparing the Purchase Agreement. Leviston will refund the Company $15,000 if certain conditions are met.

Because the Company’s existing registration statement on Form S-3 will expire on February 13, 2018 and, due to the timing of the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, the Company will not be eligible to file a new Form S-3 registration statement until September 1, 2018, the Company agreed to prepare and file with the SEC a registration statement on Form S-1 the (“S-1 Registration Statement”), by April 15, 2018 and to use reasonable best efforts to cause the S-1 Registration Statement to be declared effective by the SEC within ninety days thereafter. If the Company does not file the S-1 Registration Statement with the SEC by April 15, 2018, the Company will be required to pay to Leviston liquidated damages in the amount of $100,000, and liquidated damages on a sliding scale each day thereafter. The Company is also required to pay liquidated damages of $100,000 on each event of default under the Purchase Agreement. The Company has provided Leviston with customary indemnification rights under the Purchase Agreement.

The description of the Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The opinion of the Company’s counsel regarding the validity of the Shares is filed herewith as Exhibit 5.1. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be an offer, solicitation or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

As a result of the issuance of the Investor Shares, the conversion price of the Company’s Series C Convertible Preferred Stock was automatically adjusted from $1.40 per share to $1.04 per share, the conversion price of the Company’s Series B Convertible Preferred Stock was automatically adjusted from $1.40 per share to $1.04 per share and the exercise price of the warrants to purchase Common Stock issued by the Company in its August and November 2017 offerings was automatically adjusted to $1.04 per share.

Item 2.02	Results of Operations and financial Conditions.

On February 9, 2018, the Company issued a press release announcing its preliminary, unaudited revenue for the fourth quarter of 2017. A copy of the press release issued by the Company is furnished as Exhibit 99.1 to this report.

The information furnished with Item 2.02 of this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act, regardless of any general incorporation language in such filing.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP

10.1	Equity Purchase Agreement, dated February 8, 2018, by and between Precipio, Inc. and Leviston Resources LLC

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

99.1	Press Release of Precipio, Inc. dated February 9, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIPIO, INC.

By:	/s/ Ilan Danieli
Name:	Ilan Danieli
Title:	Chief Executive Officer

Date: February 9, 2018

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